                                                                   EXHIBIT 10.13

                              ATRIEVA CORPORATION

                         STOCK SUBSCRIPTION AGREEMENT

     This Stock Subscription Agreement (this "Agreement") is entered into as of May 21, 1999 by and between Atrieva Corporation, a Delaware corporation (the "Company"), and Larry Barels (the "Shareholder").

                                    RECITALS

     A. In connection with the completion of the Series B Preferred Stock financing, the Company desires to issue to the Shareholder as of the date hereof 2,130,000 shares of common stock of the Company (the "Shares").

     B. In order to induce the Company to issue the Shares, the Shareholder has entered into an Employment Agreement with the Company on March 10, 1999 and this Agreement.

                                  AGREEMENTS

     In consideration of the foregoing and the other provisions set forth herein, the parties hereby agree as follows:

1.   Share Subscription and Shareholder Representations

     The Shareholder hereby subscribes for and agrees to purchase the Shares at a purchase price of $0.10 per share, or an aggregate of $213,000. Concurrent with the delivery of this Agreement, the Shareholder has delivered a promissory note substantially in the form attached hereto as Exhibit A as payment of the
                                                  ---------
Purchase Price and a Pledge Agreement to Promissory Note substantially in the form attached hereto as Exhibit B. For purposes of complying with applicable
                        ---------
securities laws in connection with such purchase, the Shareholder represents and warrants to the Company as follows:

          (a) I am a resident of the State of California and qualify as an "accredited investor" as that term is defined by the Securities and Exchange Commission (the "SEC").

          (b) I am familiar with the Company's business, financial condition and prospects and have had access to and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. I possess sufficient business and financial experience to protect my interests in connection with the purchase of the Shares. I am aware that the Shares have not been registered under the Securities Act of 1933 (the "1933 Act") or any state securities laws pursuant to exemption(s) from registration. I understand that the reliance by the Company on such exemption(s) is



CONFIDENTIAL TREATMENT                  **Confidential treatment has been
HAS BEEN REQUESTED FOR                  requested with respect to the
CERTAIN PORTIONS OF THIS                information contained within the
DOCUMENT                                "[**]" markings. Such marked portions
                                        have been omitted from this filing and
                                        have been filed separately with the
                                        Securities and Exchange Commission
predicated in part upon the truth and accuracy of the representations contained in this Section.

          (c) I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of any or all of the Shares. I agree that I will in no event sell or distribute any or all of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

          (d) I consent to the placing of a legend on my certificate(s) for the Shares stating that the Shares have not been registered under the 1933 Act or any state securities law and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed.

2.   Transfer Restrictions

          (a) Without the prior written consent of the Company, none of the Shares may be transferred by the Shareholder under any circumstances, voluntarily or involuntarily; provided, however, that the Shares may be transferred without such prior written consent if and only if either (i) the Shares are no longer subject to the pledge pursuant to the Pledge Agreement to Promissory Note or (ii) the Shareholder shall be transferring the Shares to the Company pursuant to Section 2 of that certain Services Agreement, of even date herewith, between the Shareholder and the Company.

          (b) Any purported Transfer without compliance with this Section 2 shall be void. The Company may place a legend on the certificate or certificates evidencing the Shares referencing the restrictions on transfer set forth in this Agreement.

3.   Legend

     All certificates representing any of the Shares shall have endorsed thereon the following legend, in addition to any other legend required by the Company respecting the restricted nature of the Shares:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK SUBSCRIPTION AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER."

4.   Rights as Shareholder

     Subject to the terms hereof and except as otherwise provided in Sections 4 and 10 of the Pledge Agreement to Promissory Note, the Shareholder shall have all the rights of a shareholder with respect to the Shares during the term of this Agreement, including without limitation the right to vote and receive any dividends or other distributions declared thereon.

5.   Adjustments for Stock Splits, Recapitalizations and Similar Events

     If, at any time or from time to time, there is (1) a dividend of any security, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (2) any consolidation, merger or similar event, then, in such event, any and all new, substituted or additional securities or other property to which the Shareholder is entitled by reason of his ownership of the Shares at the time of effectiveness of such event shall be immediately included in the definition of "Shares" under this Agreement and shall be subject to the pledge provisions of Section 1 with the same force and effect as the Shares currently subject to this Agreement.

6.   Termination

     This Agreement shall terminate in its entirety at such time as none of the Shares remain subject to the provisions of Section 2.

7.   Tax Matters

     The Shareholder acknowledges that he has considered and analyzed the appropriate treatment by him of the transactions contemplated hereby under the Internal Revenue Code of 1986, as amended (the "Code"), including without limitation Section 83 thereof. The Shareholder agrees that any decision as to whether to file an election relating thereto, and the due and proper filing of any such election, are solely the Shareholder's responsibilities.

8.   Cooperation

     The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

9.   Specific Enforcement

     Each party expressly agrees that the other party would be irreparably damaged if this Agreement were not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any party, the other party shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions of this Agreement.

10.  Notices

     All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, or otherwise delivered by hand or by messenger, facsimile or courier, addressed (a) if to the Shareholder, at the Shareholder's then current address on the Company's books or at such other address as the Shareholder shall have furnished to the Company in writing, or (b) if to the Company, at its principal executive office, attention Chief Executive Officer and Chief Financial Officer, with a copy to David McShea, Perkins Coie LLP, 1201 Third Avenue, 40th Floor, Seattle, WA 98101. If notice is provided by mail, it shall be deemed to be given three
(3) business days after proper deposit in the U.S. Mail, and if notice is given by hand or by messenger, facsimile or courier, it shall be deemed to be given upon receipt.

11.  Entire Agreement

     This Agreement (including the Attachment and Exhibits attached hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both oral and written, among such parties, or any of them, with respect to such subject matter.

12.  Amendment and Waiver

     Neither this Agreement nor any provision hereof may be modified, amended or terminated except by a written agreement signed by the parties hereto, and no waiver of any provision of this Agreement shall be effective unless in writing and signed by or on behalf of the party to be bound by such waiver.

13.  Governing Law

     This Agreement shall be governed by and construed under the laws of the state of Washington as applied to agreements among Washington residents, made and to be performed entirely within Washington.

14.  Successors and Assigns

     The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors, administrators and personal representatives of the parties hereto. Notwithstanding anything to the contrary contained in this Agreement, no Shares may be transferred by the Shareholder under any circumstances, without the prior written consent of the Company which may be withheld for any reason, so long as such Shares are subject to the pledge pursuant to the Pledge Agreement to Promissory Note. Any transfer or purported transfer in violation of this Section 2 shall be void.

15.  Headings

     The headings of the sections and paragraphs of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

16.  Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17.  Severability

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              ATRIEVA CORPORATION



                              By:  /s/ Kern F. Maresca
                                  ---------------------------------------------

                              Name:  Kern F. Maresca
                                    -------------------------------------------

                              Title:  V.P. Finance
                                     ------------------------------------------

                              Address:

                              One Union Square
                              600 University Street, Suite 911
                              Seattle, Washington 98101


                              SHAREHOLDER

                              /s/ Larry Barels
                              -------------------------------------------------
                               Larry Barels

                              Address:

                              [*]
                              -------------------------------------------------

                                   EXHIBIT A

                                PROMISSORY NOTE
                                ---------------

$213,000                                 Seattle, Washington

                                         May 21, 1999 (the "Date of Issuance")

     FOR VALUE RECEIVED, the undersigned promises to pay in lawful money of the United States to the order of Atrieva Corporation. (the "Company") at its principal place of business or at such other place as the holder hereof from time to time may designate in writing, the principal sum of two hundred and thirteen thousand dollars ($213,000) with interest on the principal balance from the date hereof at the rate of five and twenty-two hundredths percent (5.22%) compounded annually.

     The principal on this note shall be due and payable on the first to occur of: (a) January 1, 2006, (b) an IPO (as such term is defined in the Stock Subscription Agreement, dated as of the date hereof, between the Company and the holder hereof (the "Stock Subscription Agreement")) and (c) a Sale of the Company (as defined below) (the "Maturity Date"). Twenty percent of all unpaid interest that accrues annually on the principal balance shall be due and payable annually on the anniversary of the Date of Issuance. All accrued but unpaid interest as of the Maturity Date shall be due and payable on the Maturity Date. If default be made in the payment of any principal or interest when due, then as long as this note is in default, without prior notice, this note shall thereafter bear interest at the lesser of (a) one and one-half percent (1.5%) per month or (b) the maximum rate permitted by law.

     "Sale of the Company" shall mean a merger, consolidation, recapitalization or other business combination or transaction pursuant to which either (1) the holders of the outstanding voting power of the Company immediately prior to the transaction would not hold at least 50% of the outstanding voting power of the surviving corporation in the transaction, or its parent, immediately after the transaction or (2) substantially all of the assets of the Company would be transferred or controlled by a third party not affiliated with the Company, except that excluded from the definition of "Sale of the Company" are a merger effected exclusively for the purpose of changing the domicile of the Company and a merger, consolidation, recapitalization or other business combination or similar transaction effected for the purpose of reorganizing the Company into a holding company structure.

     If suit is brought on this note after any default in any payment, the undersigned promises and agrees to pay reasonable attorneys' fees incurred thereby by the Company.

     This note is to be construed in all respects and enforced according to the laws of the State of Washington. This note is a full recourse note and is secured by a Pledge Agreement to Promissory Note, of even date with the Date of Issuance of this note, between the undersigned and the Company. Presentment, notice of dishonor, and protest are waived by the undersigned.

     This note shall be fully binding on and inure to the benefit of the successors, heirs, legal representatives, and assigns of the parties hereto.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                              By /s/ Larry Barels
                                 ----------------------------------------------
                                  Larry Barels

                                 EXHIBIT B

                      PLEDGE AGREEMENT TO PROMISSORY NOTE


     THIS PLEDGE AGREEMENT, dated as of May 21, 1999, is given by Larry Barels ("Grantor") to Atrieva Corporation, a Delaware corporation ("Grantee").

     GRANTOR HEREBY REPRESENTS, COVENANTS AND AGREES WITH GRANTEE AS FOLLOWS:

                                   RECITALS


     A.  Grantee has made a loan to Grantor in the amount of $213,000 (the
"Loan").

     B. Grantor has executed a promissory note with a Date of Issuance that is of even date with this Agreement, in the principal amount of $213,000 payable to Grantee (the "Note") in connection with the Loan.

     C. Grantor has agreed to pledge certain shares of common stock (the "Stock") to Grantee to secure the payment and performance in full of his obligations under the Note.

     D. The parties desire to set forth the terms and conditions of the pledge of the Stock in this Agreement.

                                  AGREEMENTS

Section 1.  Pledge of the Collateral

     Grantor hereby pledges to Grantee the following-described property (the "Collateral"), together with all proceeds thereof:

       No. of
       Shares     Title of Class                     Issuer
     ---------    --------------        ----------------------------------
     2,130,000       Common                   Atrieva Corporation.
       [*              *                               *]

     This pledge is given to secure (a) the due and timely payment of all amounts due under the Note to Grantee by Grantor and (b) the performance by Grantor of his obligations under this Agreement (together, the "Obligations").

Section 2.  Representations and Warranties

     Grantor hereby represents and warrants to Grantee as follows:

     2.1  Binding Effect

     This Agreement constitutes the valid obligation of Grantor which is binding and enforceable against him in accordance with its terms.

     2.2  Title to Collateral

     Grantor is the legal and beneficial owner of the Collateral free and clear of any lien, claim, security interest, option, encumbrance or right of any other, except the security interest created by this Agreement.

     2.3  Security Interest

     When this Agreement is duly executed and delivered by Grantor and Grantee has possession of the Collateral, this Agreement will constitute and Grantee will have a valid and perfected first priority security interest in and to the Collateral, effective against all third parties.

Section 3.  Delivery of Certificate

     Concurrently herewith, Grantor shall deliver to Grantee the stock certificate(s) representing all of the Collateral, together with appropriate assignments separate from certificate naming Grantee as assignee, duly endorsed by Grantor for transfer in blank, in the form and substance of Attachment A-1,
                                                               --------------
attached hereto.

Section 4.  Handling of Collateral

     Grantee shall not be required, except at its sole option, to realize upon the Collateral, collect dividends thereon, exercise any rights or options of the Grantor pertaining thereto, to keep the Collateral insured, or do any other thing for the protection, enforcement or collection of the Collateral. Under no circumstances shall Grantee in any way be responsible for failure to act on Grantor's behalf nor shall it be in any way responsible for any negligent act with respect to the Collateral. Grantee shall not exercise voting rights or collect cash dividends with respect to the Collateral unless and until the occurrence of an Event of Default, as defined in Section 9 hereof, and such rights may be exercised by Grantor prior to any such occurrence. Upon an Event of Default (as defined below), Grantee shall be authorized to transfer to itself or to any other person all or any of the Collateral, and may fill in blanks in any transfers or other documents delivered to it, provided that any surplus of the proceeds of the Collateral after payment in full of all obligations secured hereby shall be paid over to Grantor.

Section 5.  Holder of Record

     So long as an Event of Default which has not been cured does not exist hereunder, Grantor shall remain the holder of record of the Collateral.

Section 6.  Stock Dividends and Recapitalizations

     In the event any issuer of the Collateral shall declare a stock dividend or any stock split with respect to the Collateral, or in the event the Collateral shall be replaced as a result of any dissolution, merger, consolidation, reorganization, recapitalization or other similar proceeding involving an issuer of the Collateral, or in the event there shall be a distribution of assets or securities with respect to the Collateral, all such distributed assets, shares or other securities to which Grantor is entitled as a result of any such transactions shall be delivered to Grantee and shall automatically become subject to all of the terms and conditions of this Agreement to the same extent as though they had been included as, and shall be deemed to be, a part of the Collateral from the date hereof.

Section 7.  Substitutions, Extension

     The obligations of Grantor hereunder shall not be affected by the release or substitution of any other security for the Obligations secured hereby or by any release, waiver, renewal, extension of time or compromise given to Grantor with regard to any of the Obligations or for any other reason other than the full payment or satisfaction by Grantor of the Obligations.

Section 8.  Termination

     This Agreement shall terminate upon the earlier of (a) Grantor's payment or satisfaction in full of all of the Obligation or (b) the closing of the sale of the Shares by Grantor to the Grantee pursuant to the Section 2 of the Services Agreement, of even date herewith, between Grantor and Grantee (the "Services Agreement").

Section 9.  Events of Default

     9.1  Events of Default

     The failure by Grantor (a) to pay any portion of principal of or interest on the Note when due or (b) to perform his obligations under this Agreement which, in the case of either (a) or (b), Grantor fails to cure within 20 days of written notice from Grantee shall constitute Events of Default under this Agreement.

     9.2  Effect

     Upon the occurrence of any Event of Default, the Obligations secured hereby shall then or at any time thereafter, at the option of Grantee, become immediately due and payable without notice or demand, and Grantee shall have an immediate right to pursue the remedies provided herein.

Section 10.  Remedies

     If an Event of Default occurs, Grantee shall have all remedies provided by law, including, without limitation, all rights of a secured party under the Washington Uniform Commercial Code (the "UCC"), whether or not this Agreement and the transactions contemplated hereby are determined to be governed by the UCC. Without limiting the generality of the foregoing, Grantee shall be entitled to exercise all voting rights connected with the Collateral and to transfer all right, title and interest in and to the Collateral to be transferred to Grantee or to any purchaser acceptable to Grantee upon terms and conditions acceptable to Grantee; provided that any surplus of the proceeds of the Collateral after payment in full of all obligations secured hereby shall be paid over to Grantor.

Section 11.  Cumulative Rights

     The security and the rights and remedies provided for in this Agreement are cumulative, and are in addition to any rights or security or remedies of Grantee under any other instruments or agreements, or under applicable law.

Section 12.  Expenses

     Grantor shall pay on demand the costs of all filings and recordings deemed desirable by Grantee, and all expenses, including reasonable attorneys' fees, which Grantee may incur in protecting, defending or realizing on any part of the Collateral, or in protecting or defending the priority of the security interest created hereby, whether or not a lawsuit be involved, all such sums to be deemed secured by this pledge.

Section 13.  Notices

     Notices to Grantee and Grantor shall be sent as follows:

          TO GRANTEE:

          (a)  Atrieva Corporation
               One Union Square
               600 University Street, Suite 911
               Seattle, Washington 98101
               Attn:  Ken Maraca
               Facsimile: (206) 382-6615

          with a copy to:

               Perkins Coie LLP
               1201 Third Avenue, 40th Floor
               Seattle, WA  98101
               Attn:  David McShea
               Facsimile:  (206) 583-8500


          TO GRANTOR:

          (b)  Larry Barels

               [*]

or to such other address as Grantor or Grantee, as the case may be, may give the other party notice of in accordance with this Section 1.3.

     If notice is provided by mail, it shall be deemed to be given three (3) business days after proper deposit in the U.S. Mail, and if notice is given by hand or by messenger, facsimile or courier, it shall be deemed to be given upon receipt.

Section 14.  Modifications, Consents and Waivers

     No failure or delay on the part of Grantee in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power preclude any other or further exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall be effective unless in writing and consented to by Grantee.

Section 15.  Additional Documents

     Grantor shall at Grantee's request, from time to time, at Grantor's sole cost and expense, execute, reexecute, deliver and redeliver any and all documents, and do and perform such other and further acts as may reasonably be required by Grantee to enable Grantee to perfect, preserve and protect its security interest in the Collateral and its rights and remedies under this Agreement or granted by law and to carry out and effect the intents and purposes of this Agreement.

Section 16.  Miscellaneous

     16.1  Amendment

     Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated other than by an instrument in writing signed by the party to be bound.

     16.2  Binding Agreement

     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     16.3  Headings

     Paragraph headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     16.4  Severability

     Any provision hereof which is invalid or prohibited by law shall be inoperative and all other provisions hereof shall remain effective.

     16.5  Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original if fully executed, but all of which together shall constitute one and the same instrument.

     16.6  Applicable Law

     This Agreement shall be construed in accordance with and governed by the laws of the state of Washington. Grantor hereby irrevocably submits to the exclusive jurisdiction and venue of the Superior Court of the State of Washington for King County and the United States Federal District Court for the Western District of Washington for the purposes of proceedings arising out of or relating to this Agreement and hereby waives and agrees irrevocably not to assert any claim that he is not personally subject to the jurisdiction of the above-named courts.

     IN WITNESS WHEREOF, Grantor has executed this Pledge Agreement as of the date first written above.

                              /s/ Larry Barels
                              -------------------------------------------------
                              Name:  Larry Barels


                              /s/ Wendy Barels
                              -------------------------------------------------
                              Spouse


ACCEPTED:


ATRIEVA CORPORATION



By: /s/ Kern F. Maresca
    ------------------------------------------
Name:   Kern F. Maresca
      ----------------------------------------
Title:   V.P. Finance
       ---------------------------------------

Dated:
       ---------------------------------------

                                ATTACHMENT A-1

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, the undersigned, Larry Barels, hereby assigns and transfers unto Atrieva Corporation, a Delaware corporation, ________ shares of the Common Stock of Atrieva Corporation standing in its name on the books of said corporation.

     The undersigned hereby irrevocably constitutes and appoints Perkins Coie LLP to transfer said shares on the books of said corporation with full power of substitution in the premises.

     DATED: May __, 1999


                              By:
                                  ---------------------------------------------
                              Name:  Larry Barels



In Presence of:



-----------------------------
Name: